UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 10, 2016

Farmers Capital Bank Corporation
(Exact name of registrant as specified in its charter)

Kentucky	000-14412	61-1017851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309 202 West Main St. Frankfort, KY	40602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 227-1668

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Farmers Capital Bank Corporation (the “Company”) held its Annual Meeting of Shareholders on May 10, 2016 (the “Meeting”). Listed below are the voting results on proposals considered and voted upon at the Meeting, all of which were described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 1, 2016.

1.	A proposal to ratify the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Votes Abstained
5,909,213	11,373	60,919

2.	The election of the following nominees as directors of the Company.

Nominee	Votes For	Votes Withheld	Broker Non-votes
R. Terry Bennett	4,479,704	247,258	1,254,543
Michael J. Crawford	4,549,797	177,165	1,254,543
Lloyd C. Hillard, Jr.	4,541,663	185,299	1,254,543
Dr. William C. Nash	4,539,464	187,498	1,254,543

3.	A proposal to approve, on an advisory basis, the Corporation’s overall executive compensation programs.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
4,657,185	44,473	25,304	1,254,543

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers Capital Bank Corporation

5-11-16	/s/ Mark A. Hampton
Date	Mark A. Hampton
Executive Vice President, Secretary, and Chief Financial Officer

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